EXHIBIT 10.48

REAFFIRMATION OF GUARANTY

REAFFIRMATION dated January 11, 2010 (this “Reaffirmation”) by Gerald J. Burnett and by Gerald J. Burnett and Marjorie J. Burnett as Trustee for The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust (collectively, the “Guarantor”) in favor of JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank (the “Bank”).

WHEREAS, Avistar Communications Corporation, a Delaware corporation (the “Obligor”), has executed and delivered to the Bank that certain Second Amended and Restated Revolving Promissory Note (Libor/Prime) dated as of December 22, 2009 by the Grantor in favor of the Bank in the maximum principal amount of $11,250,000 (as amended, restated or otherwise modified from time to time, “Note”);

WHEREAS, the Obligor and the Bank are parties to that certain Third Amended and Restated Security Agreement dated as of December 22, 2009, which secures, among other things, the Obligor’s obligations to the Bank under the Note (as amended, restated or otherwise modified from time to time, the “Original Security Agreement”);

WHEREAS, the Obligor has executed and delivered to the Bank that certain Fourth Amended and Restated Security Agreement dated as of January ___, 2010, which would secure, among other things, the Obligor’s obligations to the Bank under the Note (as amended, restated or otherwise modified from time to time, the “New Security Agreement”);

WHEREAS, the Guarantor has executed and delivered to the Bank that certain Second Amended and Restated Guaranty dated December 22, 2009 by which the Guarantor guaranteed, among other things, the Obligor’s obligations to the Bank under the Note and the Original Security Agreement (the “Guaranty”);

WHEREAS, the Guarantor desires the Bank to accept delivery of the New Security Agreement and to acknowledge and agree that the New Security Agreement supersedes and replaces the Original Security Agreement in its entirety;

NOW THEREFORE, FOR VALUE RECEIVED, and as an inducement to the Bank to accept delivery of the New Security Agreement, and acknowledge and agree that the New Security Agreement supersedes and replaces the Original Security Agreement in its entirety, Guarantor, without in any respect limiting the scope of the Guaranty, hereby confirms, acknowledges and agrees that (i) from and after the date hereof the guaranty provided for in the Guaranty shall extend to, cover and guarantee (in addition to any other obligations guaranteed thereby, including, without limitation, the Borrower’s obligations under the Note) all obligations of the Borrower arising under the New Security Agreement and (ii) the Guaranty is (and, following the Bank’s acceptance of the New Security Agreement, will be) in full force and effect.

This Reaffirmation shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed wholly within the State of New York.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date first set forth above.

/s/ Gerald J. Burnett
Gerald J. Burnett

Gerald J. Burnett and Marjorie J. Burnett, as Trustee for
The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust

By:          /s/ Gerald J. Burnett
Gerald J. Burnett

By:          /s/ Marjorie J. Burnett
Marjorie J. Burnett

State of _________	)
) ss.:
County of ________	)

On the ____ day of January in the year 2010, before me, the undersigned, personally appeared Gerald J. Burnett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public
State of _________	)
) ss.:
County of ________	)

On the ____ day of January in the year 2010, before me, the undersigned, personally appeared Marjorie J. Burnett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public